EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  Hvide  Marine  Incorporated,  a corporation organized under the laws of the State of Florida (the "Corporation"), and the undersigned officers and directors of the Corporation, individually and in their respective capacities indicated below, hereby make, constitute and appoint Michael Joseph and John F. Kearney its and their true and lawful attorneys, their separate or joint signatures sufficient to bind, with power of substitution, to execute, deliver and file in its or their behalf, and in each person's respective capacity or capacities as shown below, a registration statement on Form S-1 under the Securities Act of 1933, any and all documents in support of or supplemental to said registration statement and any and all amendments thereto with respect to the initial public offering of shares of Class A Common Stock by the Corporation; and the Corporation and each said person hereby grant to said attorneys full power and authority to do and perform each and every act and thing whatsoever as any one of said attorneys may deem necessary or advisable to carry out the full intent of this Power of Attorney to the same extent and with the same effect as the Corporation or the undersigned officers and directors of the Corporation might or could do personally in its or their capacity or capacities as aforesaid; and the Corporation and each of said persons hereby ratify, confirm and approve all acts and things that any one of said attorneys may do or cause to be done by virtue of this Power of Attorney and its signature or their signatures as the same may be signed by any one of said attorneys to said registration statement and any and all documents in support of or supplemental to said registration statement and any and all amendments thereto.

Dated as of May 13, 1996

                                                  Hvide Marine Incorporated

Attest: /s/ Gene Douglas                By: /s/ J. Erik Hvide
       _____________________________       _________________________________
             Gene Douglas                              J. Erik Hvide
              Secretary                       Chairman, President, and Chief
                                           Executive Officer

        /s/ J. Erik Hvide                        /s/ John H. Blankley
_____________________________________      _____________________________________
            J. Erik Hvide                            John H. Blankley
 Chairman of the Board of Directors,         Executive Vice President -- Chief
 President, Chief Executive Officer and      Financial Officer, Treasurer and
 Director                                    Director

    (Principal Executive Officer)

      /s/ Donald L. Caldera                      /s/ John Krumenacker
_____________________________________      _____________________________________
          Donald L. Caldera                          John Krumenacker
Executive Vice President and Director                   Controller
                                              (Principal Accounting Officer)

     /s/  Eugene F. Sweeney                   /s/ Robert B. Calhoun
_____________________________________      _____________________________________
          Eugene F. Sweeney                       Robert B. Calhoun, Jr.
Executive Vice President and Director                    Director

                                                              EXHIBIT 24.1 cont.

        /s/ Gerald Farmer                        /s/  Jean Fitzgerald
_____________________________________      _____________________________________
            Gerald Farmer                             Jean Fitzgerald
               Director                                  Director

                                                 /s/  Walter C. Mink
_____________________________________      _____________________________________
               John Lee                               Walter C. Mink
               Director                                  Director


_____________________________________      _____________________________________
             Robert Rice                            Raymond B. Vickers
               Director                                  Director